Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data in Millions, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Accounts receivable non-trade	$ 6,825	$ 40,043
At cost, less accumulated depreciation	$ 1,202,663	$ 1,016,812
Common Stock Class Undefined [Member]
Limited partners - units issued	92.4	85.5
Limited partners - units outstanding	92.4	85.5
Preferred Units [Member]
Limited partners - units issued	6.0	6.0
Limited partners - units outstanding	6.0	6.0